Discontinued Operations	12 Months Ended
Jun. 30, 2024
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
NOTE 3. DISCONTINUED OPERATIONS
Foxtel
During the second quarter of fiscal 2025, the Company entered into a definitive agreement to sell Foxtel to DAZN Group Limited (“DAZN”), a global sports streaming platform, and the transaction closed on April 2, 2025. Under the terms of the agreement, all amounts outstanding under Foxtel’s shareholder loans with News Corp (A$592 million) were repaid in full in cash at closing. Foxtel’s third-party borrowings transferred with the business, and News Corp received a minority equity interest in DAZN of approximately 6% and holds one seat on its Board of Directors. Telstra Group Ltd also sold its minority interest in Foxtel.
The assets and liabilities of Foxtel have been classified as held for sale and the results of operations and cash flows have been classified as discontinued operations for all periods presented in accordance with ASC 205-20, Discontinued Operations (“ASC 205-20”), as the disposition reflects a strategic shift that has, and will have, a major effect on the Company’s operations and financial results. Upon reclassification of Foxtel’s results, the Company determined that the Subscription Video Services segment was no longer a reportable segment and the residual results of the segment were aggregated into the News Media segment. News Media segment results have been recast to reflect this change for all periods presented. See Note 21—Segment Information.
In all periods presented, transactions between Foxtel and the continuing operations of the Company that are not expected to continue after the sale are eliminated, whereas those expected to continue are no longer eliminated.
The following table summarizes the assets and liabilities of Foxtel classified to held for sale (in millions):

	As of June 30,
	2024	2023
Assets held for sale:
Current assets:
Cash and cash equivalents	$88	$72
Receivables, net	83	78
Inventory, net	30	21
Other current assets	139	132
Total current assets	340	303
Non-current assets:
Investments	1	—
Property, plant and equipment, net	642	761
Operating lease right-of-use assets	153	171
Intangible assets, net	374	429
Goodwill	850	849
Other non-current assets	213	275
Total non-current assets	2,233	2,485
Total assets held for sale	$2,573	$2,788

Liabilities held for sale:
Current liabilities:
Accounts payable	$60	$148
Accrued expenses	245	203
Deferred revenue	68	68
Current borrowings	45	27
Other current liabilities	133	149
Total current liabilities	551	595
Non-current liabilities:
Borrowings	762	751
Deferred income tax liabilities, net	98	131
Operating lease liabilities	115	132
Other non-current liabilities	20	21
Total non-current liabilities	995	1,035
Total liabilities held for sale	$1,546	$1,630
The following table summarizes the results of operations from the discontinued operations of Foxtel for the fiscal years ended June 30, 2024, 2023 and 2022 (in millions):

	For the fiscal year ended June 30, 2024
	2024	2023	2022
Total Revenues	$1,908	$1,928	$2,013
Operating expenses	(1,285)	(1,259)	(1,280)
Selling, general and administrative	(325)	(338)	(388)
Depreciation and amortization	(294)	(299)	(316)
Impairment and restructuring charges	(5)	(29)	(4)
Interest expense, net	(67)	(51)	(55)
Other, net	29	(2)	5
Loss before income tax benefit	(39)	(50)	(25)
Income tax benefit	14	9	12
Net loss	(25)	(41)	(13)
Net loss attributable to noncontrolling interests	22	27	17
Net (loss) income attributable to News Corporation stockholders	(3)	(14)	4